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UNITED STATES
SECURITIES AND EXCHANGECOMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 19, 2005

BIG SKY ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	0-28345	72-1381282
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750, 440 - 2 Avenue S.W., Calgary, Alberta, Canada T2P 5E9
(Address of principal executive offices)	(Zip Code)

403.234.8885
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On September 19, 2005, Big Sky Energy Corporation (the “Company”) concluded that there was a material error in the accounting for certain transactions under a farm out agreement entered into by its subsidiary, KoZhaN LLP with ABT Ltd. Simply stated, management’s belief that no obligation would exist to repay ABT Ltd. for costs they incurred or advanced to KoZhaN LLP, in relation to Well No. 10 in the Morskoe oil field under the farm-out agreement signed October 12, 2004, should Ministry approval not be received on the transfer of 45% of the subsurface rights of the Morskoe licence to ABT Ltd., was incorrect, and that in fact an obligation would exist to repay ABT Ltd. for all costs incurred or advanced by them relating to Well No. 10 should Ministry approval not be received.

The error resulted in an understatement of the “Short-Term Interest Free Loan to ABT LTD” liability account, the “Oil and Gas Properties” asset account and the “Other Current Asset” account in the amounts of $1,174,423, $1,088,263, and $86,160 respectively as previously reported on the Consolidated Balance Sheets included in the December 31, 2004 Form 10-KSB. The error also resulted in an understatement of both the “Short-Term Interest Free Loan to ABT LTD” liability account and the “Oil and Gas Properties” asset account in the amount of $1,260,583 and $1,088,263 as previously reported on the unaudited Consolidated Balance Sheets included in the March 31, 2005 Form 10-QSB and the unaudited Consolidated Balance Sheets included in the June 30, 2005 Form 10-QSB, respectively. None of these adjustments impacts the Company’s profit and loss statement and statement of stockholders' equity.  However, these financial statements can no longer be relied upon and will be restated to reflect the error corrections. We expect to file amendments to the filings noted above containing the restated financial statements on or before November 15, 2005.

The restated amounts reported by the Company are unaudited, and therefore subject to change.

Upon the determination that such an error had in fact occurred, and subsequent to dialogue between our accountants, US Securities counsel, consultants and our former independent registered public accounting firm, on September 20, 2005, the Company’s audit committee, by resolution dated that day, instructed senior management to “take all necessary actions and do all things required” to remedy this situation.

2004 Farm-out Agreement

ABT Ltd. and KoZhaN LLP entered into a contract whereby ABT Ltd. would perform construction and drilling works on Well No. 10 in the Morskoe oil field in exchange for 45% of KoZhaN’s working interest in the Morskoe property. In relation to this exchange, the parties agreed to the following considerations:

ABT Ltd. receives:

•

45% of the working interest in the Morskoe property

The KoZhaN LLP receives:

•

Forgiveness of an amount payable to ABT Ltd of $840,423 in relation to construction work performed by ABT Ltd. on Well No. 10 for the benefit of the Company.

•

A commitment from ABT Ltd. to advance an amount not exceeding $550,000 to finance drilling works costs associated with the Morskoe Well  No 10. This advance is to be repaid from the future production of the Morskoe oil field and will not be repayable in the event that no commercial reserves are found on the Morskoe oil field.

•

A commitment from ABT Ltd. to provide financing of fifty percent of all other costs related to Well No10 in the Morskoe field in excess of the $700,000 committed by the parties ($550,000 – ABT Ltd., $150,000 - KoZhaN LLP) (the “Excess Well Costs”).

The transfer of the working interest is subject to approval from the Ministry of Energy and Mineral Resources (“MEMR”) of the Republic of Kazakhstan.

Accounting for Farm-out agreement in the December 31, 2004 Form 10-KSB, March 31, 2005 Form 10-QSB and June 30, 2005 Form 10-QSB financial statements as originally filed.

On October 12, 2004, ABT Ltd. advanced $500,000 to KoZhaN LLP in relation to future drilling work costs to be utilized in relation to the Morskoe Well No10. From October 12, 2004 to December 31, 2004, KoZhaN LLP incurred $334,000 of the $500,000 advanced from ABT Ltd. As at December 31, 2004, KoZhaN LLP reflected the incurred amount of $334,000 as a reduction of the “Oil and Gas Properties” asset account. KoZhaN LLP also reflected the forgiveness of $840,423 of “Construction Works” received from ABT Ltd in relation to the farmout agreement signed on October 12, 2004 as a reduction of the carrying amount of the “Oil and Gas Properties” asset account. The unspent portion of $166,000 relating to the advance from ABT Ltd for the completion of Well No 10 as at December 31, 2005 was reflected in the “Short-Term Interest Free Loan from ABT LTD” liability account. The above transactions were accounted for on the mistaken premise that the amounts of $840,423 and $500,000 described above would not have to be repaid to ABT Ltd.

In December of 2004 KoZhaN advanced $86,160 to ABT Ltd to cover 50% of the costs related to a dam construction. KoZhaN LLP recorded the amount to Oil and Gas Properties when it was advanced. In the first quarter ending March 31, 2005 ABT Ltd. spent $172,319 and completed the dam. No entry was made by KoZhaN LLP in the first quarter relating to the dam construction. In the second quarter ending June 30, 2005 KoZhaN LLP increased the Short-Term Interest Free Loan to ABT Ltd. account and the Oil and Gas Properties account by $172,319 for the amount spent by ABT Ltd. in the first quarter.

Adjustments to be made in the December 31, 2004 Form 10-KSB, March 31, 2005 Form 10-QSB and June 30, 2005 Form 10-QSB financial statements to correct the error.

During the second half of 2005, the management of the Company launched a full investigation into the accounting of the transactions relating to the farm-out agreement, which included an in-depth review of the legal documents involved, after information became available that brought into question management’s belief regarding KoZhaN’s obligation to repay ABT Ltd. should MEMR’s approval not be received. After further deliberation and investigation the Company concluded that the above accounting treatment was incorrect since an obligation will exist to repay ABT Ltd. should the MEMR’s approval not be received. Accordingly, the full amounts of $840,423 and $500,000 should have been reflected as an obligation to ABT Ltd on the Consolidated Balance Sheets as at December 31, 2004 and on the unaudited Consolidated Balance Sheets included in the March 31, 2005 Form 10-QSB and on the unaudited Consolidated Balance Sheets included in the June 30, 2005 Form 10-QSB. Also, the $86,160 advanced by the Company to ABT Ltd. should have been recorded as Other Current Asset instead of oil and gas properties on the Consolidated Balance Sheets as at December 31, 2004 since the amount had not yet been spent by ABT Ltd. An accrual in the amount of $86,160 should have been made on the unaudited Consolidated Balance Sheets included in the March 31, 2005 Form 10-QSB for the portion of the dam construction costs incurred by ABT Ltd. that had not yet been paid by the Company. Also, only $86,160 of the $172,319 dam construction costs should have been recorded on the unaudited Consolidated Balance Sheets included in the June 30, 2005 Form 10-QSB, instead of the full $172,319, since $86,160 had already been recorded in the statements as at December 31, 2004.

The adjustment that will be made on the Company’s December 31, 2004 Form 10-KSB audited financial statements will be to increase the “Short-Term Interest Free Loan to ABT Ltd.” liability account by $1,174,423 ($840,423 (construction works) plus ($500,000 (drilling works) minus $166,000 (already reflected in Oil and Gas Properties account as at December 31, 2004)), increase the “Oil and Gas Properties” account by $1,088,263 ($840,423 plus ($500,000 minus $166,000) minus $86,160 (advance recorded as oil and gas properties)) and increase the “Other Current Asset” account by $86,160 (advance for dam construction).

The adjustment that will be made on the March 31, 2005 Form 10-QSB unaudited financial statements will be to increase “Short-Term Interest Free Loan to ABT Ltd.” liability account and the “Oil and Gas Properties” account by $1,260,583 ($840,423 (construction works) plus ($500,000 (drilling works) minus $166,000 (already recorded)) plus $86,160 (dam construction costs that have not been paid by the Company).

The adjustment that will be made on the June 30, 2005 Form 10-QSB unaudited financial statements will be to increase the “Short-Term Interest Free Loan to ABT Ltd.” liability account  by $1,088,263 ($840,423 (construction works) plus ($500,000 (drilling works) minus $166,000 (already recorded)) minus $86,160 (advanced by the Company for the dam construction)) and increase the “Oil and Gas Properties” account by $1,088,263 ($840,423 plus ($500,000 minus $166,000) minus $86,160 (amount for dam construction recorded twice)).

The following table summarizes the impact of the adjustments described above:

	Affect of the Adjustment Increase / (Decrease)
Balance Sheets Account	10-KSB December 31, 2004	10-QSB March 31, 2005	10-QSB June 30, 2005
Other Current Asset	$86,160	$0	$0
Oil and Gas Properties	$1,088,263	$1,260,583	$1,088,263
Short-Term Interest Free Loan to ABT Ltd.	$1,174,423	$1,260,583	$1,088,263

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  October 31, 2005

BIG SKY ENERGY CORPORATION

By:  /s/ Bruce H Gaston

Name:  Bruce H. Gaston

Title:    Chief Financial Officer and Director